WORLD FUNDS TRUST

GVM Managed Volatility Fund (the "Fund")

Supplement dated October 3, 2011 to the
Class A Shares, Advisor Shares and Institutional Shares prospectuses, each dated February 1, 2011 as revised February 4, 2011 and Class C Shares Prospectus dated July 5, 2011  and the Fund’s
Statement of Additional Information ("SAI"),
dated February 1, 2011 as revised July 5, 2011

This supplement is an important notice regarding a change to the Fund and provides new and additional information beyond that contained in the Fund’s Prospectuses and SAI and should be read in conjunction with the Prospectuses and SAI.

Effective immediately, Mr. Shawn Gibson is the sole portfolio manager of the Fund.  All references to Mr. White are hereby deleted.

PLEASE RETAIN FOR FUTURE REFERENCE